DUNHAM FUNDS

Dunham Alternative Income Fund

Class A (DAALX)

Class C (DCALX)

Class N (DNALX)

Supplement dated March 23, 2016 to the Statutory Prospectus (the “Prospectus”)

and the Summary Prospectus both dated February 26, 2016

This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

The Board of Trustees of the Dunham Funds (the “Trust”) has approved a Plan of Liquidation for the Dunham Alternative Income Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about April 25, 2016 (“Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective the close of business on March 25, 2016, the Fund will no longer sell shares to new investors or existing shareholders, including through exchanges into the Fund from other Dunham Funds. Also, as of March 25, 2016, the Fund will no longer pursue its investment objective and will invest in cash equivalents such as money market funds until all shares have been redeemed.

Distributions. As a result of the Liquidation, the Fund will not make its regularly scheduled quarterly distribution to shareholders. Instead, shareholders will receive a liquidating distribution.

Mechanics. In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all shareholders of the Fund of record at the time of the Liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Dunham & Associates Investment Counsel, Inc., the Fund’s investment adviser (the “Adviser”), intends to distribute substantially all of the Fund’s net investment income prior to the Liquidation. The Adviser will bear all expenses in connection with the Liquidation to the extent such expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses.

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Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “HOW TO REDEEM SHARES” in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other Dunham Fund, as described in and subject to any restrictions set forth under “HOW TO EXCHANGE SHARES” in the Prospectus.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Fund, for shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “TAX STATUS, DIVIDENDS AND DISTRIBUTIONS” in the Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference

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